UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2016

CNH EQUIPMENT TRUST 2016-B

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0001674242

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-206749 333-206749-02 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 81-6497376 (CNH Equipment Trust 2016-B) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On or about May 31, 2016, CNH Equipment Trust 2016-B (the “Trust”) will publicly issue $190,500,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $222,600,000 of Class A-2a Asset Backed Notes and $110,000,000 of Class A-2b Asset Backed Notes (collectively, the “Class A-2 Notes”), $246,600,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $72,790,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $19,390,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-206749) on September 3, 2015 (as amended by pre-effective amendment no. 1 on November 17, 2015 and pre-effective amendment no. 2 on December 16, 2015 and as amended by post-effective amendment no. 1 on January 12, 2016).

The lead managers for the issuance of the Notes will be Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and RBC Capital Markets, LLC (the “Representatives”). In connection with the offering described above, as described in the Prospectus dated May 24, 2016 (the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated May 24, 2016 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of May 5, 2016 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below.  The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus.  These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus.  Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 24, 2016, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and RBC Capital Markets, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of May 1, 2016, between CNH Equipment Trust 2016-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of May 5, 2016, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of May 1, 2016, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2016-B

4.4	Purchase Agreement, to be dated as of May 1, 2016, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of May 1, 2016, among CNH Equipment Trust 2016-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

4.6

Asset Representations Review Agreement, to be dated as of May 1, 2016, among CNH Equipment Trust 2016-B, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7

Memorandum of Understanding, to be dated as of or around May 31, 2016, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2016-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.8	Letter Agreement, to be dated as of or around May 31, 2016, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated:  May 26, 2016

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 24, 2016, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and RBC Capital Markets, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of May 1, 2016, between CNH Equipment Trust 2016-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of May 5, 2016, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of May 1, 2016, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2016-B

4.4	Purchase Agreement, to be dated as of May 1, 2016, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of May 1, 2016, among CNH Equipment Trust 2016-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

4.6

Asset Representations Review Agreement, to be dated as of May 1, 2016, among CNH Equipment Trust 2016-B, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7

Memorandum of Understanding, to be dated as of or around May 31, 2016, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2016-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.8	Letter Agreement, to be dated as of or around May 31, 2016, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee